UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________


                                 CURRENT REPORT
                                 ______________
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 8, 2009
                                ________________
                Date of Report (Date of earliest event reported)


                            MORGAN CREEK ENERGY CORP.
                            _________________________
             (Exact name of registrant as specified in its charter)

           NEVADA                       0-25455                 201777817
           ______                       _______                 _________
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

                       5050 QUORUM DRIVE
                           SUITE 700
                        DALLAS, TEXAS                          75254
                        _____________                          _____
           (Address of principal executive offices)          (Zip Code)


                                 (214) 321-0603
                                 ______________
               Registrant's telephone number, including area code

                                       N/A
                                       ___
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
                                   __________


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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on December 8, 2009, the Board of Directors (the "Board") of Morgan Creek Energy Corp., a Nevada corporation (the "Company") accepted the resignation of Marcus Johnson as a member of the Board of Directors. Effective on December 8, 2009, the Board of Directors of the Company accepted the consent of John Clayton Weldy as a member of the Board of Directors. Therefore, the Board of Directors is comprised of Peter Wilson, D. Bruce Horton, Erik Essiger, Angelo Viard, Peter Carpenter and John C. Weldy Jr. Mr. Weldy's biography is as follows:

JOHN CLAYTON WELDY JR. Mr. Weldy has eighteen years of diversified experience as a petroleum, mechanical and environmental engineer. His areas of specialized knowledge extend from personal management, completions, operations and production engineering to project engineering and management. Mr. Weldy's expertise also includes conceptualization, design, planning and managing people and projects to achieve goals efficiently. From February 2009 to current date, Mr. Weldy is a senior completion engineer for Eni Petroleum, where he is responsible for leading subsea and shelf well completions and intervention projects in the Gulf of Mexico. From approximately September 2008 to February 2009, Mr. Weldy was the senior operations/production/completions engineer at SandRidge Energy. He managed all phases of operations, production and facility engineering for properties offshore, onshore and inland in the Gulf of Mexico. He was further responsible for engineering design and project management of Hurricane Ike repairs, managed all rig completions and remedial workover procedures, including written procedures, completion strategy, cost estimating and securing of equipment and services. Mr. Weldy was also responsible for the design, layout and management of the construction of production facilities, preparation of procedures for and supervision of wellhead remedial operations on existing oil and gas wells, the performance of nodal analysis on various production wells using nodal analysis software and the design, troubleshooting and installation of gas lifts for offshore wells.

From approximately August 2005 through September 2008, Mr. Weldy was the deepwater subsea completions engineer for Shell International and Exploration Company. From approximately February 2004, through August 2005, Mr. Weldy was the vice president of operations for Petroreal of America, Inc. From approximately January 2003 through January 2004, Mr. Weldy was a self employed consultant. From approximately May 2001 through December 2002, Mr. Weldy was the production manager for Century Exploration Inc. From approximately August 2000 through May 2001, Mr. Weldy was the senior petroleum engineer for Watson Energy LLC. And from approximately April 2000 through August 2000, Mr. Weldy was the operations engineer for Operational Services Inc.

Prior to 2000, Mr. Weldy worked for nine years at Texaco Exploration Company as a production, facility and completions engineer.

Mr. Weldy earned a Master of Science degree in environmental engineering from Tulane University. He also earned a Bachelor of Science degree in mechanical engineering and in petroleum engineering from the University of Alabama. Mr. Weldy co-authored a SPE paper on "Best Completion Practices".

The Company intends to grant an aggregate of 200,000 stock options exercisable at $0.58 per share for a period of ten years.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            MORGAN CREEK ENERGY CORP.

DATE:  DECEMBER 11, 2009.               /s/ PETER WILSON
                                        ___________________________________
                                        NAME: PETER WILSON
                                        TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER

                                   __________